EXHIBIT 4.1

                           SEPRAGEN CORPORATION

                          1996 STOCK OPTION PLAN

       1.   Purpose.

       The purpose of this plan (the "Plan") is to secure for Sepragen Corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to
  Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

       2.   Type of Options and Administration.

            (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

            (b) Administration. The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Committee may in its sole discretion grant options to purchase shares of the Company's Class A Common Stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

            (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, subject to the last sentence of Section 3(b), and then only to such persons as are required to file reports under
  Section 16(a) of the Exchange Act (a "Reporting Person").

       3.   Eligibility.

            (a) General. Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine.

            (b) Grant of Options to Reporting Persons. From and after the registration of the Common Stock of the Company under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), (ii) by a committee consisting of two or more directors having full authority to act in the matter, each of whom shall be a "disinterested persons or (iii) pursuant to provisions for automatic grants set forth in Section 3(c) below. For the purposes of the Plan, a director shall be deemed to be a "disinterested person" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time. If at least two of the members of the Board of Directors do not qualify as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time, then the granting of options to officers and directors who are Reporting Persons under the Plan shall not be determined in accordance with this Section 3(b) but shall be determined in accordance with the other provisions of the Plan.

            (c) Officer's and Director's Options. A maximum of 100,000 option shares may be granted to directors or executive officers under this plan.

       4.   Stock Subject to Plan.

       The stock subject to options granted under the Plan shall be shares of authorized but unissued Class A Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Class A Common Stock of the Company which may be issued and sold under the Plan is 250,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

       5.   Forms of Option Agreements.

       As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

       6.   Purchase Price.

            (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

            (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment.

       7.   Option Period.

       Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than
  (10) ten years after the date on which the option is granted.

       8.   Exercise of Options.

       Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

       9.   Non-transferability of Option.

       No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

       10.  Effect of Termination of Employment or Other Relationship

       Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

       11.  Incentive Stock Option.

       Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

            (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

            (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                 i. The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

                 ii. the option exercise period shall not exceed five years from the date of grant.

            (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

            (d) Termination of Employment. Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                 i. an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                 ii. if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                 iii. if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

       For all purposes of the Plan and any option granted hereunder, "Unemployment" shall be defined in accordance with the provisions of
  Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

       12.  Additional Provisions.

            (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to options upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

            (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).

       13.  General Restrictions.

            (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

            (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

       14.  Rights as a Shareholder.

       The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

       15. Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

            (a) Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.


            (b) Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

            (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

       16.  Merger, Consolidation, Asset Sale, Liquidation, etc.

            (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the options, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price), make or provide for a cash payment to the options equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

            (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

       17.  No Special Employment Rights.

       Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

       18.  Other Employee Benefits.

       Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

       19.  Amendment of the Plan.

            (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

            (b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

       20.  Withholding.

            (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this
  Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

            (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

            (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

       21.  Cancellation and New Grant of Options, Etc.

       The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected options,
  (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution there for of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

       22.  Effective Date and Duration of the Plan.

            (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.
  Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

            (b) Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

       23.  Provision for Foreign Participants.

       The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

       24.  Governing Law.

       The provisions of this Plan shall be governed and construed in accordance with the laws of the State of California.

       Adopted by the Board of Directors on May 15, 1996 and the Shareholders as of June 28, 1996.

                                                                        ISO

                                EXHIBIT 4.2

                           FORM OF ISO AGREEMENT

                          STOCK OPTION AGREEMENT

       AGREEMENT made as of this                    day of
                   by and between SEPRAGEN CORPORATION, a California Corporation, having its principal place of business at 30689 Huntwood Avenue, Hayward, California 94544 ("Company") and *** ("Optionee").

                                 RECITALS

       WHEREAS, Optionee is presently an employee of the Company and is office manager at the Company; and

       WHEREAS, Company is desirous of increasing the incentive of Optionee to exert Optionee's utmost efforts to improve the business and increase the assets of the Company and desires to grant the Optionee a statutory incentive stock option under the Company's 1996 Stock Option Plan (the "Plan") to acquire shares of the Company's Class A Common Stock.

       NOW, THEREFORE, the Company hereby grants to the Optionee an option to purchase Class A common stock of the Company on the terms and conditions set forth below.

       1.   Option.

            (a) The option granted herein is intended to be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the vesting rights specified in Section 3(a) below, the Company hereby grants to the Optionee the option to purchase all or any part of an aggregate number of shares of Class A Common Stock of the Company ("Shares") shown at the end of this Agreement on the terms and conditions hereinafter set forth. The option granted herein shall expire and terminate at 5:00 p.m. on the date shown at the end of this Agreement (the "Expiration Date"), as determined by the Board of Directors of the Company, which shall not be more than ten (10) years from the date of the granting thereof, subject to earlier termination as herein provided.

            (b) For purposes herein, the date of commencement ("Date of Commencement") of the option is as specified at the end of this Agreement.

       2.   Purchase Price.     The purchase price shall be the dollar
  amount shown at the end of this Agreement (the "Purchase Price") for the Shares that vest and become exercisable under this option. The Company shall pay all fees and expenses necessarily incurred by the Company in connection with the exercise of the option.

       3.   Vesting; Exercise of Option.

            (a) This option shall vest and shall become exercisable to the extent of XXX of the Shares subject to this Option and specified at the end of this Agreement (rounded to the nearest whole share), if Optionee is still an officer, director or employee of the Company on the first anniversary of the Date of Commencement. Thereafter, this option shall vest and shall become exercisable to the extent of the an additional XXXX of the Shares subject to this Option (rounded to the nearest whole share) if the Optionee is still an officer, director or employee of the Company on each subsequent anniversary after the first anniversary of the Date of Commencement, up to a maximum of shares specified in Section 1. Any portion of the vested option rights which the Optionee does not exercise shall accumulate and may be exercised during the term of this option as specified in Section 1.

            (b) The Optionee shall notify the Company by certified mail, return receipt requested, addressed to its principal office as to the number of Shares which Optionee desires to purchase under the options herein granted, which notice shall be accompanied by payment (by cash or certified check) of the option price therefor as specified in Section 2 above. As soon as practicable thereafter, the Company shall at its principal office tender to Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee.

            (c) In the event of Optionee's death or other termination of employment, the exercise of the option shall be governed by Section 4, below.

       4.   Exercise in the Event of Termination of Optionee's
  Employment.

            (a) In the event the position of the Optionee, as an officer, director, employee or consultant of the Company, ceases either voluntarily or involuntarily, the option granted to the Optionee hereunder shall terminate the earlier of: (i) three months after termination of such directorship, employment, or other relationship with the Company, or (ii) one year following termination if such termination was due to death or disability of the Optionee; but in no event later than the Expiration Date of the Option.

            (b) If the Optionee dies (i) while acting in a position with the Company as either an officer, director or employee, or (ii) after the termination of Optionee's position as officer, director or employee to the Company, subject to the provisions of subsections (a) and (c) of this Section 4, this option may be exercised by a legatee or legatees of such optionee under such individual's last will or by the duly authorized administrator or special administrator of Optionee's estate or by Optionee's personal representatives or dis-tributees to the extent Optionee had the right to exercise this option on the date of Optionee's death or disability.

            (c) Notwithstanding any other provision herein to the contrary, if the termination of the Optionee's employment is for cause or is otherwise attributable to a breach by Optionee of an employment or confidentiality or non-disclosure agreement, the Option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether Optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon Optionee.

       5.   Divisibility and Non-Assignability of the Options.

            (a) The Optionee may exercise the options herein granted from time to time during the periods of their respective effectiveness with respect to any whole number of Shares included therein, but in no event may an option be exercised as to a fractional share.

            (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the options herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and these options, or any of them, shall be exercisable during Optionee's lifetime only by the Optionee. Any purported transfer or assignment of this option shall be void and of no effect, and shall give the Company the right to terminate this option as of the date of such purported transfer or assignment.

       6.   Stock as Investment.     By accepting this option, the
  Optionee agrees for Optionee, Optionee's heirs and legatees that this option and any all Shares purchased upon exercise of the options granted hereunder shall be acquired for investment and not for distribution and, upon acceptance of the option and the exercise of the options granted hereunder, shall deliver to the Company an Investor Certificate, in the form attached hereto as Exhibit "A" and incorporated by reference, representing that such Shares are being acquired in good faith for investment and not for distribution. The Company may place all restrictive legends deemed by it to be appropriate on the certificate(s) representing Shares to be issued pursuant to this Agreement.

       7.   Restriction on Issuance of Shares.

            (a) This option and the obligation of the Company to transfer shares hereunder shall be subject to all applicable federal and state laws, rules, and regulations, including those related to disclosure of financial and other information to the Optionee, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificate for Shares of its common stock purchased upon the exercise of any option prior to (a) the completion of all registrations or qualifications of such shares under any federal or state law, or any rule or regulation of any governmental body which the Company shall, in its sole discretion, determine may be necessary or advisable; and
  (b) permission for the listing of such shares shall have been given by any national securities exchange on which the common stock of the Company is at the time of issuance listed, or (c) counsel to the Company has determined, in Optionee's professional judgment, that such registration, qualification, or listing is not necessary.

            (b) This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

       8.   Adjustments Upon Changes in Capitalization.

            (a) Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 8 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

            (b) Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

            (c) Board Authority to Make Adjustments. Any adjustments under this Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

       9.   Merger, Consolidation, Asset Sale, Liquidation, etc.

            (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Optionee, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price), make or provide for a cash payment to the options equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

            (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

       10.  No Rights in Option Stock.    Optionee shall have no rights
  as a shareholder in respect of Shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.

       11.  Certain Corporate Transactions.    Nothing in this Agreement
  shall in any way prohibit or affect the right and power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence.

       12.  No Effect Upon Employment.    This Agreement does not give
  the Optionee any right to continued employment by the Company, whether as officer, director, employee or consultant.

       13.  Binding Effect.     Except as herein otherwise expressly
  provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

       14.  Taxes.    OPTIONEE UNDERSTANDS AND ACKNOWLEDGES THAT IT IS
  OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE ANY ELECTIONS UNDER THE INTERNAL REVENUE CODE AND TO REPORT ANY TAXABLE INCOME. Optionee acknowledges that Optionee has been advised to consult Optionee's tax advisor.

       15.  Withholding.

                 i. The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this
  Section 15(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

            (a) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the Optionee (i) to notify the Company if any or all of such shares are disposed of by the Optionee within two years from the date the option was granted or within one year from the date the shares were issued to the Optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the Optionee is in the employ of the Company at the time of such disposition.

            (b) Notwithstanding the foregoing, in the case of a Reporting Person (as defined by the Plan), no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

       16. Miscellaneous. This Agreement shall be construed under the laws of the State of California. Headings have been included herein for convenience of reference only, and shall not be deemed a part of the agreement. The terms of the Plan shall be binding upon this Option and shall supercede any terms of this Option to the extent of any inconsistencies.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

  Number of Shares:                     Sepragen Corporation
                       shares of
  Class A Common Stock                  By:

  Purchase Price Per Share:                   Vinit Saxena, President
  $                   per Share


  Expiration Date:



  Date of Commencement:

                                                                        ISO

                                ACCEPTANCE

       Optionee acknowledges receipt of the Investor's Certificate. Optionee represents that Optionee has read and understands the terms and provisions thereof, and hereby accepts this option subject to all of the terms and conditions thereof. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations required of the Board of Directors of the Company by and as to this option.

                                By:

                                      ***

                                Address:

                                Social Security Number:

                                                                        ISO

                           INVESTOR CERTIFICATE

       The undersigned, as a condition to purchase shares of the Class A Common, no par stock (the "Securities") of Sepragen Corporation, a California corporation (the "Company"), certifies to the Company as follows:

       1. My full name, residence address and business address are as follows:

       Name                          Address

       ***



       2. I am purchasing the Securities in my own name and for my own account (or for a trust account if I am a trustee), and no other person has any interest in or right with respect to the Securities, nor have I agreed to give any person any such interest or right in the future.

       3. I am acquiring the Securities for investment and not with a view to or for sale in connection with any distribution of the Securities. I recognize that the Securities have not been qualified under the California Corporate Securities Law of 1968, that any disposition of the Securities is subject to restrictions imposed by state law and that the certificates representing the Securities may bear a restrictive legend. I also recognize that I cannot dispose of the Securities absent qualification, or an available exemption from registration and qualification, and that no undertaking has been made with regard to qualifying the Securities in the future. I understand that the availability of an exemption in the future will depend in part on circumstances outside my control and that I may be required to hold the Securities for a substantial period. I understand that the California Commissioner of Corporations has made no finding or determination relating to the fairness for investment of the Securities offered by the Company and that the Commissioner has not and will not recommend or endorse the Securities.

       4. I have not seen or received any advertisement or general solicitation with respect to the sale of the Securities.

       5. I believe, by reason of my business or financial experience that I am capable of evaluating the merits and risks of this investment and of protecting my own interests in connection with this investment.

       6. I acknowledge that during the course of this transaction and prior to purchasing the Securities I have been provided with financial and other written information about the Company, I have been given the opportunity by the Company to obtain such information and ask such questions concerning the Company, the Securities, and my investment as I felt necessary, and to the extent I availed myself of such opportunity, I received satisfactory information and answers. If I requested any additional information which the Company possessed or could acquire without unreasonable effort or expense and which was necessary to verify the accuracy of the financial and other written information furnished to me by the Company, that additional information was provided to me. In reaching the decision to invest in the Securities, I have carefully evaluated my financial resources and investment position and the risks associated with this investment, and I acknowledge that I am able to bear the economic risks of this investment. I further acknowledge that my financial condition is such that I am not under any present necessity or constraint to dispose of the Securities to satisfy any existent or contemplated debt or undertaking.

  Dated:
                                     ***

                                                                       NQSO

                                EXHIBIT 4.3

                          FORM OF NQSO AGREEMENT

                          STOCK OPTION AGREEMENT

       AGREEMENT made as of this      day of                   ,
     by and between SEPRAGEN CORPORATION, a California Corporation, having its principal place of business at 30689 Huntwood Avenue, Hayward, California 94544 ("Company") and
  ("Optionee").


                                 RECITALS

       WHEREAS, Optionee is presently
                                 at the Company; and

       WHEREAS, Company is desirous of increasing the incentive of Optionee to exert Optionee's utmost efforts to improve the business and increase the assets of the Company and desires to grant the Optionee a nonstatutory stock option under the Company's 1996 Stock Option Plan (the "Plan") to acquire shares of the Company's Class A Common Stock.

       NOW, THEREFORE, the Company hereby grants to the Optionee an option to purchase Class A common stock of the Company on the terms and conditions set forth below.

       1.   Option.

            (a) The option granted herein is intended as a "non-statutory" or "nonqualified" stock option. The option granted herein is NOT intended to be treated as an incentive stock option under
  Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the vesting rights specified in Section 3(a) below, the Company hereby grants to the Optionee the option to purchase all or any part of an aggregate number of shares of Class A Common Stock of the Company ("Shares") shown at the end of this Agreement on the terms and conditions hereinafter set forth. The option granted herein shall expire and terminate at 5:00 p.m. on the date shown at the end of this Agreement (the "Expiration Date"), as determined by the Board of Directors of the Company, which shall not be more than ten (10) years from the date of the granting thereof, subject to earlier termination as herein provided.

            (b) For purposes herein, the date of commencement ("Date of Commencement") of the option is as specified at the end of this Agreement.

       2.   Purchase Price.     The purchase price shall be the dollar
  amount shown at the end of this Agreement (the "Purchase Price") for the Shares that vest and become exercisable under this option. The Company shall pay all fees and expenses necessarily incurred by the Company in connection with the exercise of the option.

       3.   Vesting; Exercise of Option.

            (a)  This option shall vest and shall become exercisable to
  the extent of                   of the Shares subject to this Option
  and specified at the end of this Agreement (rounded to the nearest whole share), if Optionee is still an officer, director or employee of the Company on the first anniversary of the Date of Commencement. Thereafter, this option shall vest and shall become exercisable to the
  extent of the an additional                      of the Shares subject
  to this Option (rounded to the nearest whole share) if the Optionee is still an officer, director or employee of the Company on each subsequent anniversary after the first anniversary of the Date of Commencement, up to a maximum of shares specified in Section 1. Any portion of the vested option rights which the Optionee does not exercise shall accumulate and may be exercised during the term of this option as specified in Section 1.

            (b) The Optionee shall notify the Company by certified mail, return receipt requested, addressed to its principal office as to the number of Shares which Optionee desires to purchase under the options herein granted, which notice shall be accompanied by payment (by cash or certified check) of the option price therefor as specified in Section 2 above. As soon as practicable thereafter, the Company shall at its principal office tender to Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee.

            (c) In the event of Optionee's death or other termination of employment, the exercise of the option shall be governed by Section 4, below.

       4.   Exercise in the Event of Termination of Optionee's
  Employment.

            (a) In the event the position of the Optionee, as an officer, director, employee or consultant of the Company, ceases either voluntarily or involuntarily, the option granted to the Optionee hereunder shall terminate the earlier of: (i) three months after termination of such directorship, employment, or other relationship with the Company, or (ii) one year following termination if such termination was due to death or disability of the Optionee; but in no event later than the Expiration Date of the Option.

            (b) If the Optionee dies (i) while acting in a position with the Company as either an officer, director or employee, or (ii) after the termination of Optionee's position as officer, director or employee to the Company, subject to the provisions of subsections (a) and (c) of this Section 4, this option may be exercised by a legatee or legatees of such optionee under such individual's last will or by the duly authorized administrator or special administrator of Optionee's estate or by Optionee's personal representatives or dis-tributees to the extent Optionee had the right to exercise this option on the date of Optionee's death or disability.

            (c) Notwithstanding any other provision herein to the contrary, if the termination of the Optionee's employment is for cause or is otherwise attributable to a breach by Optionee of an employment or confidentiality or non-disclosure agreement, the Option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether Optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon Optionee.

       5.   Divisibility and Non-Assignability of the Options.

            (a) The Optionee may exercise the options herein granted from time to time during the periods of their respective effectiveness with respect to any whole number of Shares included therein, but in no event may an option be exercised as to a fractional share.

            (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the options herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and these options, or any of them, shall be exercisable during Optionee's lifetime only by the Optionee. Any purported transfer or assignment of this option shall be void and of no effect, and shall give the Company the right to terminate this option as of the date of such purported transfer or assignment.

       6.   Stock as Investment.     By accepting this option, the
  Optionee agrees for Optionee, Optionee's heirs and legatees that this option and any all Shares purchased upon exercise of the options granted hereunder shall be acquired for investment and not for distribution and, upon acceptance of the option and the exercise of the options granted hereunder, shall deliver to the Company an Investor Certificate, in the form attached hereto as Exhibit "A" and incorporated by reference, representing that such Shares are being acquired in good faith for investment and not for distribution. The Company may place all restrictive legends deemed by it to be appropriate on the certificate(s) representing Shares to be issued pursuant to this Agreement.

       7.   Restriction on Issuance of Shares.

            (a) This option and the obligation of the Company to transfer shares hereunder shall be subject to all applicable federal and state laws, rules, and regulations, including those related to disclosure of financial and other information to the Optionee, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificate for Shares of its common stock purchased upon the exercise of any option prior to (a) the completion of all registrations or qualifications of such shares under any federal or state law, or any rule or regulation of any governmental body which the Company shall, in its sole discretion, determine may be necessary or advisable; and
  (b) permission for the listing of such shares shall have been given by any national securities exchange on which the common stock of the Company is at the time of issuance listed, or (c) counsel to the Company has determined, in Optionee's professional judgment, that such registration, qualification, or listing is not necessary.

            (b) This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

       8.   Adjustments Upon Changes in Capitalization.

            (a) Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 8 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

            (b) Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

            (c) Board Authority to Make Adjustments. Any adjustments under this Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

       9.   Merger, Consolidation, Asset Sale, Liquidation, etc.

            (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Optionee, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price), make or provide for a cash payment to the options equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

            (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

       10.  No Rights in Option Stock.    Optionee shall have no rights
  as a shareholder in respect of Shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.

       11.  Certain Corporate Transactions.    Nothing in this Agreement
  shall in any way prohibit or affect the right and power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence.

       12.  No Effect Upon Employment.    This Agreement does not give
  the Optionee any right to continued employment by the Company, whether as officer, director, employee or consultant.

       13.  Binding Effect.     Except as herein otherwise expressly
  provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

       14.  Taxes.         Optionee understands that Section 83 of the
  Internal Revenue Code of 1986, as amended, taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date the option is exercised. OPTIONEE UNDERSTANDS AND ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE ANY ELECTIONS UNDER THE INTERNAL REVENUE CODE AND TO REPORT ANY TAXABLE INCOME. Optionee acknowledges that Optionee has been advised to consult Optionee's tax advisor. Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company any amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

       15.  Withholding.

                 i. The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this
  Section 15(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

            (a) Notwithstanding the foregoing, in the case of a Reporting Person (as defined by the Plan), no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

       16. Miscellaneous. This Agreement shall be construed under the laws of the State of California. Headings have been included herein for convenience of reference only, and shall not be deemed a part of the agreement. The terms of the Plan shall be binding upon this Option and shall supercede any terms of this Option to the extent of any inconsistencies.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



  Number of Shares:                     Sepragen Corporation
         shares of Class A Common
  Stock                                 By:

  Purchase Price Per Share:
   $     per Share                      Title:


  Expiration Date:
     /     /


  Date of Commencement:
     /     /

                                                                       NQSO

                                ACCEPTANCE

       Optionee acknowledges receipt of the Investor's Certificate. Optionee represents that Optionee has read and understands the terms and provisions thereof, and hereby accepts this option subject to all of the terms and conditions thereof. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations required of the Board of Directors of the Company by and as to this option.



                                By:


                                Print Name:

                                Address:


                                Social Security Number:

                                                                       NQSO

                           INVESTOR CERTIFICATE

       The undersigned, as a condition to purchase shares of the Class A Common, no par stock (the "Securities") of Sepragen Corporation, a California corporation (the "Company"), certifies to the Company as follows:

       1. My full name, residence address and business address are as follows:

       Name                          Address





       2. I am purchasing the Securities in my own name and for my own account (or for a trust account if I am a trustee), and no other person has any interest in or right with respect to the Securities, nor have I agreed to give any person any such interest or right in the future.

       3. I am acquiring the Securities for investment and not with a view to or for sale in connection with any distribution of the Securities. I recognize that the Securities have not been registered under the Federal Securities Act of 1933, nor qualified under the California Corporate Securities Law of 1968, that any disposition of the Securities is subject to restrictions imposed by federal and state law and that the certificates representing the Securities may bear a restrictive legend. I also recognize that I cannot dispose of the Securities absent registration and qualification, or an available exemption from registration and qualification, and that no undertaking has been made with regard to registering or qualifying the Securities in the future. I understand that the availability of an exemption in the future will depend in part on circumstances outside my control and that I may be required to hold the Securities for a substantial period. I understand that the California Commissioner of Corporations has made no finding or determination relating to the fairness for investment of the Securities offered by the Company and that the Commissioner has not and will not recommend or endorse the Securities.

       4. I have not seen or received any advertisement or general solicitation with respect to the sale of the Securities.

       5. I believe, by reason of my business or financial experience that I am capable of evaluating the merits and risks of this investment and of protecting my own interests in connection with this investment.

       6. I acknowledge that during the course of this transaction and prior to purchasing the Securities I have been provided with financial and other written information about the Company, I have been given the opportunity by the Company to obtain such information and ask such questions concerning the Company, the Securities, and my investment as I felt necessary, and to the extent I availed myself of such opportunity, I received satisfactory information and answers. If I requested any additional information which the Company possessed or could acquire without unreasonable effort or expense and which was necessary to verify the accuracy of the financial and other written information furnished to me by the Company, that additional information was provided to me. In reaching the decision to invest in the Securities, I have carefully evaluated my financial resources and investment position and the risks associated with this investment, and I acknowledge that I am able to bear the economic risks of this investment. I further acknowledge that my financial condition is such that I am not under any present necessity or constraint to dispose of the Securities to satisfy any existent or contemplated debt or undertaking.

  Dated:

                                     Print Name: